Exhibit 99.1
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                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                            National Broadcasting Company
                                                 Holding, Inc.

Address of Joint Filer:                         30 Rockefeller Plaza
                                                        New York, NY  10012

Relationship of Joint Filer to Issuer:          Other (1)

Issuer Name and Ticker or Trading Symbol:       ValueVision Media, Inc. (VVTV)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                6/26/2006

Designated Filer:                               NBC Universal, Inc.

Signature:

NATIONAL BROADCASTING COMPANY HOLDING, INC.


By  /s/ Elizabeth A. Newell
   ----------------------------------
    Name:  Elizabeth A. Newell
    Title: Assistant Secretary

June 28, 2006
Date

(1) GE Capital Equity Investments, Inc. is a subsidiary of General Electric Capital Corporation, which is a subsidiary of General Electric Capital Services, Inc., which is a subsidiary of General Electric Company. NBC Universal, Inc. is a subsidiary of National Broadcasting Company Holding, Inc., which is a subsidiary of General Electric Company. National Broadcasting Company Holding, Inc. disclaims beneficial ownership of all equity securities of the Issuer, and the filing of this Form shall not be deemed an admission that National Broadcasting Company Holding, Inc. is the beneficial owner of any equity securities of the Issuer for the purpose of Section 16 or any other purpose.





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



                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                        GE Capital Equity Investments, Inc.

Address of Joint Filer:                     120 Long Ridge Road
                                            Stamford, Connecticut  06927

Relationship of Joint Filer to Issuer:      10% Owner

Issuer Name and Ticker or Trading Symbol:   ValueVision Media, Inc. (VVTV)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):            6/26/2006

Designated Filer:                           NBC Universal, Inc.

Signature:

GE CAPITAL EQUITY INVESTMENTS, INC.


By:  /s/ John W. Campo, Jr.
   ----------------------------------
    Name: John W. Campo, Jr.
    Title: Managing Director

June 28, 2006
Date

GE Capital Equity Investments, Inc. is a subsidiary of General Electric Capital Corporation, which is a subsidiary of General Electric Capital Services, Inc., which is a subsidiary of General Electric Company. NBC Universal, Inc. is a subsidiary of National Broadcasting Company Holding, Inc., which is a subsidiary of General Electric Company. GE Capital Equity Investments, Inc. disclaims beneficial ownership of all securities reported on this Form except to the extent of its pecuniary interest.


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



                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                        General Electric Capital Corporation

Address of Joint Filer:                     260 Long Ridge Road
                                            Stamford, Connecticut 06927

Relationship of Joint Filer to Issuer:      10% Owner

Issuer Name and Ticker or Trading Symbol:   ValueVision Media, Inc. (VVTV)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):            6/26/2006

Designated Filer:                           NBC Universal, Inc.

Signature:

GENERAL ELECTRIC CAPITAL CORPORATION


By:  /s/ John W. Campo, Jr.
   ----------------------------------
    Name: John W. Campo, Jr.
    Title: Assistant Secretary

June 28, 2006
Date

GE Capital Equity Investments, Inc. is a subsidiary of General Electric Capital Corporation, which is a subsidiary of General Electric Capital Services, Inc., which is a subsidiary of General Electric Company. NBC Universal, Inc. is a subsidiary of National Broadcasting Company Holding, Inc., which is a subsidiary of General Electric Company. General Electric Capital Corporation disclaims beneficial ownership of all securities reported on this Form except to the extent of its pecuniary interest.



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



                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                       General Electric Capital
                                                 Services, Inc.

Address of Joint Filer:                    260 Long Ridge Road
                                           Stamford, Connecticut 06927

Relationship of Joint Filer to Issuer:     Other (1)

Issuer Name and Ticker or Trading Symbol:  ValueVision Media, Inc. (VVTV)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):           6/26/2006

Designated Filer:                          NBC Universal, Inc.

Signature:

GENERAL ELECTRIC CAPITAL SERVICES, INC.


By:  /s/ John W. Campo, Jr.
   ----------------------------------
    Name: John W. Campo, Jr.
    Title:  Attorney-in-fact

June 28, 2006
Date

(1) GE Capital Equity Investments, Inc. is a subsidiary of General Electric Capital Corporation, which is a subsidiary of General Electric Capital Services, Inc., which is a subsidiary of General Electric Company. NBC Universal, Inc. is a subsidiary of National Broadcasting Company Holding, Inc., which is a subsidiary of General Electric Company. General Electric Capital Services, Inc. disclaims beneficial ownership of all equity securities of the Issuer, and the filing of this Form shall not be deemed an admission that General Electric Capital Services, Inc. is the beneficial owner of any equity securities of the Issuer for the purpose of Section 16 or any other purpose.




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



                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                          General Electric Company

Address of Joint Filer:                       3135 Easton Turnpike
                                              Fairfield, Connecticut 06431

Relationship of Joint Filer to Issuer:        Other (1)

Issuer Name and Ticker or Trading Symbol:     ValueVision Media, Inc. (VVTV)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):              6/26/2006

Designated Filer:                             NBC Universal, Inc.

Signature:

GENERAL ELECTRIC COMPANY


By:  /s/ John W. Campo, Jr.
   ----------------------------------
    Name: John W. Campo, Jr.
    Title: Attorney-in-fact

June 28, 2006
Date

(1) GE Capital Equity Investments, Inc. is a subsidiary of General Electric Capital Corporation, which is a subsidiary of General Electric Capital Services, Inc., which is a subsidiary of General Electric Company. NBC Universal, Inc. is a subsidiary of National Broadcasting Company Holding, Inc., which is a subsidiary of General Electric Company. General Electric Company disclaims beneficial ownership of all equity securities of the Issuer, and the filing of this Form shall not be deemed an admission that General Electric Company is the beneficial owner of any equity securities of the Issuer for the purpose of
Section 16 or any other purpose.




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